SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                                  July 30, 1999

                              Swift Energy Company
                           (Exact Name of Registrant)

                                      Texas
                            (State of Incorporation)

     01-8754                                           74-2073055
(Commission File No.)                          (IRS Employer Identification No.)


16825 Northchase Drive, Suite 400, Houston Texas            77060
  (Address of Principal Executive Offices)                (Zip Code)


                                 (281) 874-2700
                         (Registrant's Telephone Number)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

         On July 30, 1999, Swift Energy Company entered into an Underwriting Agreement with Salomon Smith Barney, Inc., CIBC World Markets Corp., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Banc One Capital Markets, Inc., ABN AMRO Incorporated, and SG Cowen Securities Corporation, pursuant to which Swift issued $125 million aggregate principal amount of 10.25% Senior Subordinated Notes Due 2009 (the "Notes"). The net proceeds from the sale of the Notes were approximately $120.3 million. Concurrently with this debt offering, the Company entered into an Underwriting Agreement with Salomon Smith Barney, Inc., CIBC World Markets Corp., Credit Suisse First Boston Corporation, Dain Rauscher Wessels, a division of Dain Rauscher Incorporated, and Jeffries & Company, Inc. pursuant to which Swift issued 4,000,000 shares of its Common Stock at $9.75 per share. The net proceeds from the sale of the Common Stock were approximately $36.7 million and, together with the net proceeds from the debt offering, will be used by Swift to repay the outstanding debt under our credit facility. We intend to use any excess net proceeds together with funds then made available under our credit facility for capital expenditures, acquisitions and general corporate purposes.

Item 7.                                  FINANCIAL STATEMENTS AND EXHIBITS

   (a)      Financial Statements - Not Applicable

   (b)      Pro Forma Financial Information - Not Applicable

   (c)      Exhibits

            Exhibit No.                                 Exhibit

               1.1 Underwriting Agreement dated July 30, 1999 relating to 10.25% Senior Subordinated Notes due 2009

               1.2 Underwriting Agreement dated July 30, 1999 relating to Common Stock

               4.1 Form of First Supplemental Indenture dated as of August 4, 1999 between the Company and Bank One, N.A., including the form of 10.25% Senior Subordinated Notes Due 2009

               5.1 Opinion of Jenkens & Gilchrist, A Professional Corporation, as to the legality of the Notes

               5.2 Opinion of Jenkens & Gilchrist, a Professional Corporation, as to the legality of the offering of the Common Stock

              10.1 Third Amendment to Credit Agreement among Swift and Bank One, Texas, National Association, Bank of Montreal and Nationsbank, N.A., effective July 19, 1999

              10.2 Letter agreement dated July 15, 1999, among Swift and Bank One, Texas, N.A. and other Lenders party to the Credit Agreement dated August 18, 1999

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August  , 1999

                              SWIFT ENERGY COMPANY



                                         By: /s/ Alton D. Heckaman, Jr.
                                             -----------------------------------
                                             Alton D. Heckaman, Jr.
                                             Vice President and Controller